UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 3, 2012

VISTEON CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-15827	38-3519512
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Village Center Drive, Van Buren Township, Michigan		48111
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (800)-VISTEON

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b) and (e) On October 3, 2012, Mr. Martin E. Welch III entered into a Separation Agreement (the “Separation Agreement”) with Visteon Corporation (the “Company”), under which he resigned from all positions at the Company effective October 3, 2012 (the “Separation Date”). Mr. Welch has served as Executive Vice President and Chief Financial Officer of the Company since October 17, 2011.

Under the terms of the Separation Agreement, in addition to Mr. Welch’s accrued benefits, the Company has agreed to (i) pay him cash severance of $618,000; (ii) pay the unspent portion of his flexible perquisite allowance for 2012; and (iii) vest certain benefits under the Visteon Corporation 2010 Supplemental Executive Retirement Plan and the Visteon Corporation Savings Parity Plan. Mr. Welch is also eligible to receive his pro-rated annual incentive bonus for 2012, in accordance with the 2010 Incentive Plan, and based on the Company’s actual results. Mr. Welch will also receive, for a period of twelve months following the Separation Date, continued coverage under the Company’s group health plan, at the Company’s expense and, for a period of six months following the Separation Date, outplacement services, at a cost to the Company of no more than $25,000. In addition, pursuant to the Separations Agreement, the Company (i) vested the remaining unvested options that were granted to Mr. Welch on October 17, 2011, which options, together with previously vested options granted on such date, will remain exercisable until October 3, 2013; (ii) vested a pro rata portion of the shares of restricted stock that were granted to Mr. Welch on February 28, 2012; and (iii) vested a pro rata portion of the performance stock units that were granted to Mr. Welch on February 28, 2012, which will be earned based on actual results as determined in accordance with the applicable award agreement. The Separation Agreement also includes standard non-disparagement, confidentiality, non-solicitation and non-competition covenants, as well as a release of claims. The foregoing description of the Separation Agreement is qualified in its entirety by reference to the full text of the agreement, which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

(d) Michael J. Widgren, the Company’s Vice President, Chief Accounting Officer and Corporate Controller, will serve as an interim Chief Executive Officer of the Company while a replacement is retained.

The Company’s press release announcing Mr. Welch’s resignation and Mr. Widgren’s appointment is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and incorporated in this Item 5.02 by reference.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01. Financial Statements and Exhibits.

(c)	Exhibits.

	10.1	Separation Agreement by and between Martin E. Welch III and Visteon Corporation, dated as of October 3, 2012.

	99.1	Press release dated October 3, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VISTEON CORPORATION

Date: October 4, 2012	By:	/s/ Michael K. Sharnas
Michael K. Sharnas
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description	Page

10.1	Separation Agreement by and between Martin E. Welch III and Visteon Corporation, dated as of October 3, 2012.

99.1	Press Release dated October 3, 2012.